UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2019

PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-1687	25-0730780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania	15272
(Address of principal executive offices)	(Zip code)

(412) 434-3131

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $1.66 2/3	PPG	New York Stock Exchange
0.000% Notes due 2019	PPG 19	New York Stock Exchange
0.875% Notes due 2022	PPG 22	New York Stock Exchange
0.875% Notes due 2025	PPG 25	New York Stock Exchange
1.400% Notes due 2027	PPG 27	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 6, 2019, PPG Industries, Inc. (the “Company”) entered into an Underwriting Agreement with J.P. Morgan Securities LLC, BNP Paribas Securities Corp. and PNC Capital Markets LLC, as representatives of each of the underwriters named therein (the “Underwriters”), in connection with a public offering of $300,000,000 aggregate principal amount of its 2.400% Notes Due 2024 (the “2024 Notes”) and $300,000,000 aggregate principal amount of its 2.800% Notes Due 2029 (the “2029 Notes” and, together with the 2024 Notes, the “Notes”). Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, the Company agreed to sell the Notes to the Underwriters, and the Underwriters agreed to purchase the Notes for resale. The Underwriting Agreement provides that the Company will sell the Notes to the Underwriters at issue prices of 99.227% and 99.082% of the principal amounts of the 2024 Notes and the 2029 Notes, respectively, and that the Underwriters will offer the 2024 Notes and the 2029 Notes to the public at prices of 99.827% and 99.732%, respectively, of the principal amounts thereof. Pursuant to the Underwriting Agreement, the Company has also agreed to indemnify the Underwriters and certain controlling persons against certain liabilities, including certain liabilities under the Securities Act of 1933, as amended, and to contribute to payments if the Underwriters are required to make any payments in respect of any of these liabilities.

It is expected that the Company will issue and sell the Notes on August 15, 2019. The Notes are being offered by the Company pursuant to its Registration Statement on Form S-3 (File No. 333-232895) filed with the Securities and Exchange Commission on July 30, 2019 and the Prospectus included therein, as supplemented by a Prospectus Supplement dated August 6, 2019 and filed with the Securities and Exchange Commission on August 7, 2019.

The foregoing is a summary of the material terms and conditions of the Underwriting Agreement. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is set forth in its entirety and filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 6, 2019 among PPG Industries, Inc. and each of the underwriters named therein.

101.INS	Inline XBRL Instance Document - the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover page of this Current Report on Form 8-K, formatted in Inline XBRL (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 7, 2019		PPG INDUSTRIES, INC.
(Registrant)

	By:	/s/ Vincent J. Morales
Vincent J. Morales
Senior Vice President and Chief Financial Officer